UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2023
AFC GAMMA, INC.
(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39995	85-1807125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
525 Okeechobee Blvd., Suite 1650
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)
561-510-2390
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AFCG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 13, 2023, AFC Gamma, Inc. (the “Company”) appointed James C. Fagan to serve as a director in a vacant seat on the Company’s Board of Directors (the “Board”), effective immediately. Mr. Fagan will serve as a Class III director for a term expiring at the 2026 Annual Meeting of Stockholders, at which time he will stand for re-election.
Mr. Fagan has forty years of commercial real estate experience having worked and held senior positions with both CBRE Group, Inc. and Cushman & Wakefield, Inc. His responsibilities have included supervising different offices for both CBRE & C&W in the New York metropolitan region, including Connecticut, Long Island, New Jersey and Manhattan. Mr. Fagan has acted as a broker on hundreds of millions dollars’ worth of transactions in both leasing and capital markets arenas. Mr. Fagan also has been a leader in implementing acquisitions and strategic initiatives undertaken by both CBRE and C&W. He is a graduate of the University of Connecticut.
The Board has determined that Mr. Fagan qualifies as independent under the independence standards set forth in the Nasdaq listing standards. There are no arrangements or understandings between Mr. Fagan and any other persons with respect to his appointment as a director. Mr. Fagan is also not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.
Mr. Fagan will participate in the standard non-employee director compensation arrangements described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2023 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 4, 2023. In consideration for services as a director, the Company plans to issue Mr. Fagan an initial equity grant of restricted stock, which will vest upon the one-year anniversary of the grant date. The Company also plans to enter into an indemnification agreement with Mr. Fagan, the form of which was previously filed as Exhibit 10.3 to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange on January 22, 2021.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press Release issued by AFC Gamma, Inc. on June 14, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC GAMMA, INC.

	By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer
Date: June 14, 2023